Exhibit 10.3

THIRD AMENDMENT TO RIGHTS AGREEMENT

This Third Amendment (the “Amendment”), dated effective as of March 12, 2013, is made between ARI Network Services, Inc., a Wisconsin corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (“AST”), to the Rights Agreement between the Company and AST, dated as of August 7, 2003, as amended (the “Rights Agreement”).

WITNESSETH

WHEREAS, the Company and AST previously entered into the Rights Agreement, pursuant to which AST was appointed to serve as the Rights Agent; and

WHEREAS, pursuant to Section 27 of the Rights Agreement, under circumstances set forth therein, (i) the Company may in its sole and absolute discretion supplement or amend any provision of the Rights Agreement without the approval of any holders of Rights or Common Shares, and (ii) upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of Section 27 of the Rights Agreement, the Rights Agent shall execute such supplement or amendment; and

WHEREAS, the Company has agreed to sell and issue certain securities pursuant to that certain Securities Purchase Agreement dated March 12, 2013 (the “Purchase Agreement”), by and between the Company and the purchasers identified on the signature pages thereto (the “Equity Raise Transaction”); and

WHEREAS, pursuant to the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement) entered into in connection with the Equity Raise Transaction, the Company has agreed to issue to Michael D. Sifen, Inc. (together with its Affiliates, “Sifen”) 200,000 Common Shares (the “Shares”) and a Common Stock Purchase Warrant (the “Warrant”) to purchase approximately 66,667 Common Shares (subject to adjustment as provided therein, the “Warrant Shares”) (the Shares, Warrant and Warrant Shares referred to herein collectively as the “Securities”) on the closing date of the Equity Raise Transaction.

WHEREAS, the Board of Directors has approved the Equity Raise Transaction and the issuance of the Securities to Sifen thereunder, determined that such transactions are in the best interests of the Company and its shareholders and, in connection with such transactions, that it is in the best interests of the Company and its shareholders to amend the Rights Agreement as set forth herein; and

WHEREAS, the Company desires to amend the Rights Agreement as set forth herein and to direct AST as Rights Agent to execute this Amendment;.

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.

Direction to Rights Agent.  The Company hereby directs AST, in its capacity as Rights Agent and in accordance with the terms of Section 27 of the Rights Agreement, to execute this Amendment.

Section 2.

Certification of Appropriate Officer.  The undersigned officer of the Company, being duly authorized on behalf of the Company, hereby certifies on behalf of the Company to AST that (a) he is an “appropriate officer” as such term is used in Section 27 of the Rights Agreement, and (b) this Amendment is in compliance with Section 27 of the Rights Agreement.

Section 3.

Amendments of Rights Agreement.

(a)

Section 1.

The Rights Agreement is hereby amended by adding the following defined terms to Section 1 of the Rights Agreement:

(y)

“Asset Purchase” shall mean the purchase by the Company, through a wholly-owned subsidiary of the Company, of the assets of the retail services division of Fifty Below Sales and Marketing, Inc.

(z)

“Consideration Shares” shall mean 440,000 Common Shares that the Company agreed to issue to Sifen on or prior to December 4, 2012 in connection with the Asset Purchase and as partial consideration for advances under the Note.

(aa)

“Equity Raise Transaction” shall mean the sale and issuance of certain securities by the Company pursuant to the Purchase Agreement.

(bb)

“Note” shall mean that certain Secured Non-Negotiable Subordinated Promissory Note, dated as of November 28, 2012, issued to Sifen in the principal amount of $3,500,000.

(cc)

“Purchase Agreement” shall mean that certain Securities Purchase Agreement dated March 12, 2013, by and between the Company and the purchasers identified on the signature pages thereto.

(dd)

“Securities” shall mean the Shares, Warrant and Warrant Shares.

(ee)

“Shares” shall mean 200,000 Common Shares that the Company agreed to issue to Sifen pursuant to the Purchase Agreement.

(ff)

“Sifen” shall mean Michael D. Sifen, Inc., together with its Affiliates.

(gg)

“Transaction Documents” shall have the meaning set forth in the Purchase Agreement.

(hh)

“Warrant” shall mean that certain Common Stock Purchase Warrant that the Company agreed to issue to Sifen pursuant to the Purchase Agreement.

(ii)

“Warrant Shares” shall mean approximately 66,667 Common Shares, subject to the Warrant and adjustment therein.

(b)

Section 35,

The Rights Agreement is hereby amended by amending and restating Section 35 of the Rights Agreement, which shall read in its entirety as follows:

“SECTION 35.  CERTAIN EXCEPTIONS.

Notwithstanding anything to the contrary contained herein, (a) Sifen shall not become, or be deemed to be, an Acquiring Person or an Affiliate or Associate of an Acquiring Person by virtue of (i) the consummation of the Asset Purchase or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of, the Note, including the issuance of the Consideration Shares to Sifen thereunder, or (ii) the consummation of the Equity Raise Transaction or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of, the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement), including the issuance of the Securities to Sifen thereunder, provided, however, that Sifen shall not become, or be deemed to be, an Acquiring Person or an Affiliate or Associate of an Acquiring Person for only so long as Sifen has not become the Beneficial Owner of a percentage of the Common Stock then outstanding in excess of the sum of (x) the percentage of the outstanding Common Shares beneficially owned by Sifen immediately following the issuance of the Shares and the Warrant and assuming that the Warrant has been exercised and the Warrant Shares have been issued to Sifen thereunder, and (y) 1.0%; (b) no event described under Section 11(a)(ii) or Section 13 hereof shall occur or be deemed to occur, in each case, (i) as a result of the consummation of the Asset Purchase or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of, the Note, including the issuance of the Consideration Shares to Sifen thereunder, or (ii) as a result of the consummation of the Equity Raise Transaction or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement), including the issuance of the Securities to Sifen thereunder; and (c) no Distribution Date shall occur, in each case, as a result of the consummation of (i) the Asset Purchase or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of, the Note, including the issuance of the Consideration Shares to Sifen thereunder, or (ii) as a result of the consummation of the Equity Raise Transaction or the approval, execution and delivery of, the public announcement of such approval, execution and delivery, or the performance of the Purchase Agreement or the other Transaction Documents (as defined in the Purchase Agreement), including the issuance of the Securities to Sifen thereunder.”

Section 4.

Execution in Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

Section 5.

Defined Terms.  Except as otherwise expressly provided herein, or unless the context otherwise requires, all terms used buy not defined herein shall have the meanings assigned to them in the Rights Agreement.

Section 6.

Governing Law.  This Amendment shall be deemed to be a contract made under the laws of the State of Wisconsin and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

[Signatures on following page.]

ARI NETWORK SERVICES, INC.

By: /s/ Roy W. Olivier
Roy W. Olivier, President and Chief
Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By: /s/ Paula Caroppoli
Paula Caroppoli Senior Vice President